--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

Keeping your eggs in many different baskets proved timely in 1995, as shown by the stellar performance of the Spectrum Funds. U.S. stock and bond markets enjoyed broad-based rallies, propelled by nearly perfect conditions: falling interest rates, rising corporate earnings, a slowing yet fundamentally sound economy, subdued inflation, and prospects for a balanced budget. The U.S. stock market, as measured by the unmanaged Standard & Poor's Stock Index, continued its bull run through the second half, rising more than 14%, and bringing its full-year gain to 37.6%, the best since 1958.

     While large-capitalization, technology, financial, and health care stocks led the way, the bull charged its way into nearly every equity category. The technology rally faded in the fourth quarter, hurt by profit-taking and earnings disappointments at some semiconductor firms, but the market as a whole suffered no serious correction all year.

     After sputtering briefly in the summer, bonds regained momentum on continued signs of subdued inflation and the renewed vigor of budget-balancing efforts in Washington. Although budget negotiations reached an impasse, the markets cheered the bipartisan determination to eventually achieve fiscal prudence. As measured by the Lehman Brothers Aggregate Bond Index, the market returned almost 18.5% for 1995 and just over 6% for the second half. Over the last six months, interest rates fell across all maturities. The market expected further easing by the Federal Reserve to help the private sector compensate for slower growth in federal spending. Indeed, in December the Fed lowered the key federal funds target to 5.5%, its second cut in 1995. As the year ended, the benchmark 30-year Treasury bond yield dipped below 6%, its lowest level since 1993 and nearly two percentage points lower than a year ago.

     Foreign stocks, hampered earlier in the year by fallout from the Mexican peso devaluation, rebounded over the last six months to

--------------------------------------------------------------------------------
Interest Rate Levels
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


post solid gains for the year, though still well below their U.S. counterparts. Europe was the best performing region over the year. The Japanese market, plagued by deflation and a banking loan crisis, improved in the last quarter, reflecting a weaker yen and the slow economic recovery that began in midyear. While some emerging markets recovered in the second half -- notably Mexico and Brazil -- they declined as a group for the year, due to overall poor performance in Latin America.

     High-quality foreign bonds lost some momentum in the last six months as the dollar strengthened against major foreign currencies, dampening returns to U.S. investors. Nevertheless, buoyed by the dollar's weakness earlier in the year, foreign bonds provided double-digit returns for the year, with the Salomon World Government Bond Index (excluding the U.S.) gaining more than 19% in dollar terms.

YEAR-END DISTRIBUTIONS

Spectrum Growth Fund's Board of Directors declared a fourth quarter dividend of $0.21 per share, a short-term capital gain of $0.16 per share, and a long-term capital gain of $0.60 per share. Spectrum Income's Board of Directors declared a fourth quarter short-term capital gain of $0.02 and a long-term capital gain of $0.01. All distributions were paid on December 28 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

PERFORMANCE AND STRATEGY REVIEW
SPECTRUM GROWTH FUND

The Spectrum Growth Fund had an excellent year, as virtually all its well-diversified holdings surged. The fund outperformed its peer group for the last half of the year, but trailed slightly for the year due to exposure to foreign stocks. The fund's second half performance was bolstered by small-company stocks, held primarily in the New Horizons Fund, which gained 25.3%.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                          Periods Ended 12/31/95
                                                          6 Months     12 Months
                                                          --------     ---------
Spectrum Growth Fund                                       13.8%         30.0%

Lipper Growth & Income
   Fund Index*                                             11.8          30.5
--------------------------------------------------------------------------------

*Based on the 30 largest growth and income funds.


     After lagging U.S. stocks in 1995, foreign equity markets may be poised to outperform. Therefore, we maintained a maximum allocation of 20% of net assets to the International Stock Fund, raising the fund's total exposure to foreign stocks to 31%, as shown in the chart. The slowing economy and possibility of a market pullback persuaded us to lock in some gains in the New Horizons Fund, which gained 55% in 1995. We increased our investment to 14% in the Equity Income Fund, which holds large-company, high-dividend-paying stocks that should be somewhat less vulnerable to a market downturn.

     The fund's overall security diversification changed only slightly since our last report, except for a 2% increase in foreign stocks and a 3% decrease in our money market position.

--------------------------------------------------------------------------------
Security Diversification
--------------------------------------------------------------------------------
Spectrum Growth Fund
12/31/95

                           [PIE GRAPH APPEARS HERE]

                    U. S. Stocks                       61%
                    International Stocks               31%
                    Money Markets                       7%
                    Bonds                               1%

SPECTRUM INCOME FUND

Spectrum Income's performance was led by investments in the Equity Income and International Bond Funds, which rose 33% and 20% for the year, respectively. Equity Income continued to demonstrate its valuable role as Spectrum Income's main vehicle for diversification away from strictly fixed income investments. The fund's positions in the GNMA, High Yield, and New Income Funds also produced double-digit annual returns. As a result, your fund had a stellar year, comparing favorably with its Lipper benchmark in both reporting periods. Note: the fund's benchmark was changed to the Lipper General Bond Funds Average, a more appropriate peer group given the fund's income-oriented objectives./1/

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                          Periods Ended 12/31/95
                                                          6 Months     12 Months
                                                          --------     ---------
Spectrum Income Fund                                        7.0%         19.4%

Lipper General Bond Funds
   Average                                                  6.8          18.0
--------------------------------------------------------------------------------

/1/ Spectrum Income outperformed its previous benchmark, the Lipper Flexible Income Funds Average, which gained 5.9% and 16.8% for the 6- and 12-month periods ended 12/31/95, respectively.

     While 1995 will be a tough act to follow, the bond market should continue to perform well in 1996, given the slowing economy and the Fed's apparently settling into an easing mode. In the last six months, we slightly increased the fund's exposure to high-grade bonds to just over half of net assets, since they tend to outperform their high-yield (lower-quality) counterparts in such an environment. The latter are more vulnerable to the pace of corporate earnings growth, which is expected to slow this year.

--------------------------------------------------------------------------------
Security Diversification
--------------------------------------------------------------------------------
Spectrum Income Fund
12/31/95

                           [PIE GRAPH APPEARS HERE]

                          High-Grade Bonds        51%
                          High-Yield Bonds        18%
                          Stocks                  14%
                          International Bonds     10%
                          Money Markets            7%

     We trimmed our commitment to international bonds from 11% to 10% since we expect the dollar to strengthen against most foreign currencies, which would dampen returns to U.S. investors. We held our equity exposure, through the Equity Income Fund, steady at 14% of assets. This fund uses a value strategy to select stocks with above-average dividends that can cushion declines if the U.S. market suffers a correction.

OUTLOOK

The stock and bond markets are unlikely to repeat their exhilarating 1995 performances. However, the bond market's fundamentals continue to look good: stable to lower interest rates, subdued inflation, and slower economic growth as the expansion settles into its fifth year. On the other hand, the stock market could retreat, especially sectors that had the most spectacular gains in 1995. Among the trouble signs: the retailing sector's lackluster holiday sales may foretell continued weakness; the spate of mergers and restructurings may lead to increased layoffs, as evidenced by the 40,000 jobs cut at AT&T, further restraining consumer spending; and corporate earnings may be disappointing. In addition, the stock market could suffer if the budget stalemate remains unresolved before the presidential election.

     Looking abroad, foreign bonds are unlikely to repeat their robust performance if, as we expect, the dollar strengthens against most currencies. Conversely, we believe foreign stocks offer good value at this time. As global economies improve, especially in Japan, the performance of these markets should help the Spectrum Growth Fund.

     The broad diversification of the Spectrum Funds offers the potential for attractive returns over the long term with less volatility than more narrowly focused funds. Declines in one sector can be balanced by advances in other, unrelated sectors. While most markets did well in 1995, we believe the advantages of diversification will be more apparent in coming months. We welcome all our new shareholders, who helped push the Spectrum Funds' assets to more than $2 billion in 1995, and we thank you all for your continued support.

                                       Respectfully submitted,

                                       /s/ Peter Van Dyke

                                       Peter Van Dyke
                                       President and Chairman of the
                                       Investment Advisory Committee
January 17, 1996

--------------------------------------------------------------------------------
A Word on Market Corrections
--------------------------------------------------------------------------------

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Spectrum Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key Statistics
--------------------------------------------------------------------------------

                                                                 Periods Ended
Change in Price Per Share                                          12/31/95
--------------------------------------------------------------------------------
6 Months (From $12.71 to $13.49)                                    $0.78
12 Months (From $11.13 to $13.49)                                    2.36
Dividend Per Share (12 months)                                       0.21
--------------------------------------------------------------------------------
Capital Gain Per Share (12 months)                                   0.76
================================================================================

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------
Of the combined underlying funds at December 31, 1995

                                                                   Percent of
Company                                                            Net Assets
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                                 1.1%
Atlantic Richfield                                                    0.9
Schlumberger                                                          0.8
GE                                                                    0.7
Freddie Mac                                                           0.6
Great Lakes Chemical                                                  0.6
Mobil                                                                 0.6
Texaco                                                                0.5
Viacom                                                                0.5
CUC International                                                     0.5
--------------------------------------------------------------------------------
Total                                                                 6.8%
================================================================================

--------------------------------------------------------------------------------
Allocations
--------------------------------------------------------------------------------

                                                          Minimum-     Target at
Underlying Fund                                           Maximum      12/31/95
--------------------------------------------------------------------------------
Prime Reserve Fund                                        0 - 25%         0.0%
Equity Income Fund                                        5 - 20         14.0
Growth & Income Fund                                      5 - 20         12.5
Growth Stock Fund                                        15 - 30         23.0
New Era Fund                                             10 - 25         13.0
International Stock Fund                                  5 - 20         20.0
New Horizons Fund                                        10 - 25         17.5
================================================================================

--------------------------------------------------------------------------------
Spectrum Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key Statistics
--------------------------------------------------------------------------------

                                                                 Periods Ended
Dividend Yield*                                                    12/31/95
--------------------------------------------------------------------------------
6 Months                                                             6.57%
12 Months                                                            6.86
Dividend Per Share
--------------------------------------------------------------------------------
6 Months                                                            $0.36
12 Months                                                            0.72
Capital Gain Per Share (12 months)                                   0.06
--------------------------------------------------------------------------------
Change in Price Per Share
--------------------------------------------------------------------------------
6 Months (From $10.88 to $11.24)                                    $0.36
12 Months (From $10.11 to $11.24)                                    1.13
Weighted Average Quality**                                           2.4***
--------------------------------------------------------------------------------
Weighted Average Maturity                                            8.1 yrs.***
================================================================================

  * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

 ** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

*** Excludes the Equity Income Fund.

--------------------------------------------------------------------------------
Allocations
--------------------------------------------------------------------------------

                                                          Minimum-     Target at
Underlying Fund                                           Maximum      12/31/95
--------------------------------------------------------------------------------
Prime Reserve Fund                                        5 - 30%        5.0%
Short-Term Bond Fund                                      0 - 15         2.0
GNMA Fund                                                 5 - 20        17.5
New Income Fund                                          15 - 30        30.0
High Yield Fund                                          10 - 25        19.5
International Bond Fund                                   5 - 20        10.0
Equity Income Fund                                       10 - 25        16.0
================================================================================

--------------------------------------------------------------------------------
Performance Comparison -- Spectrum Growth Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Note: The index return does not reflect expenses, which have been deducted from the fund's return


--------------------------------------------------------------------------------
Performance Comparison -- Spectrum Income Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Note: The index return does not reflect expenses, which have been deducted from the fund's return



--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Spectrum Growth Fund
Periods Ended December 31, 1995

                                          Since Inception
        1 Year            5 Years             6/29/90
        ------            -------         ---------------
        29.96%             17.30%              13.38%

--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Spectrum Income Fund
Periods Ended December 31, 1995

                                          Since Inception
        1 Year            5 Years             6/29/90
        ------            -------         ---------------
        19.41%             11.16%              10.61%

--------------------------------------------------------------------------------
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Investment Record
T. Rowe Price Spectrum Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Spectrum Growth Fund -- Per Share Data
--------------------------------------------------------------------------------
The tables below show the investment records of one share of the T. Rowe Price Spectrum Growth Fund, purchased at the initial offering price of $10.00, for the period 6/29/90 through 12/31/95 and one share of the T. Rowe Price Spectrum Income Fund, purchased at the initial offering price of $10.00, for the period 6/29/90 through 12/31/95. Over this time stock prices in general have risen. The results shown should not be considered a representation of the dividend income or capital gain or loss which may be realized from an investment made in the fund today.

                                              With Capital Gains and Income Dividends
                        Taken in Cash                     Reinvested in Additional Shares           Annual Total Return
            --------------------------------------    ----------------------------------------         on Investment
                                                                                                         % Change
                                                                                                    -------------------
Periods      Net         Capital                        Capital
 Ended      Asset          Gain           Income          Gain         Income        Value of
 12/31      Value    Distributions/1/    Dividends    Distributions   Dividends     Investment      Fund       S&P 500
-------     -----    ----------------    ---------    -------------   ---------     ----------      ----       -------
1990/2/     $ 8.52        $0.28            $0.19           $0.28        $0.19         $ 8.99       -10.1%        3.4%
1991         10.53         0.32             0.21            0.33         0.22          11.68        29.9        30.3
1992         10.54         0.55             0.20            0.59         0.22          12.52         7.2         7.6
1993         11.87         0.72             0.16            0.86         0.19          15.15        21.0        10.1
1994         11.13         0.73             0.17            0.93         0.22          15.36         1.4         1.3
1995         13.49         0.76             0.21            0.97         0.27          19.96        29.96       37.6
Total                     $3.36            $1.14           $3.96        $1.31

/1/ Includes short-term capital gains of $0.06 in 1991; $0.02 in 1992; $0.08 in 1993; $0.09 in 1994; and $0.16 in 1995 which are taxable to shareholders at ordinary income rates.

/2/ From inception 6/29/90 to 12/31/90.

--------------------------------------------------------------------------------
Spectrum Income Fund -- Per Share Data
--------------------------------------------------------------------------------

                                                          Adjusted to Reflect Reinvestment
                                                          --------------------------------

                       Income               Cumulative                     Annual Percentage Return
 Year        Net      Dividend      --------------------------     ----------------------------------------
 Ended      Asset     Taken in       Income         Value of       Income         Change in         Total
 12/31      Value       Cash        Dividends    Investment/2/     Return    Net Asset Value/2/   Return/2/
 -----      -----     --------      ---------    -------------     ------    ------------------   ---------
1990/1/    $ 9.77      $0.44         $0.45         $10.27           4.5%          -1.8%             2.7%
1991        10.73       0.83          1.44          12.28           9.2           10.4             19.6
1992        10.70       0.76          2.35          13.24           7.3            0.5              7.8
1993        11.11       0.69          3.39          14.88           6.8            5.6             12.4
1994        10.11       0.69          4.00          14.59           6.2           -8.1             -1.9
1995        11.24       0.72          5.65          17.43           7.6           11.8             19.4
Total                  $4.13

/1/ From inception 6/29/90 to 12/31/90.

/2/ Also reflects reinvestment of $0.02 long-term capital gain and $0.03 short-term capital gain distributions in 1990; $0.03 long-term capital gain and $0.03 short-term capital gain distributions in 1991; $0.05 long-term capital gain and $0.03 short-term capital gain distributions in 1992; $0.11 long-term capital gain and $0.08 short-term capital gain distributions in 1993; $0.05 long-term capital gain and $0.05 short-term capital gain distributions in 1994; and $0.04 long-term capital gain and $0.02 short-term capital gain distributions in 1995.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price Spectrum Funds / December 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

Growth Fund Investments
-----------------------

                                                                           Value
                                                                           -----
13,398,603 shs       T. Rowe Price Growth Stock
                        Fund......................................    $    312,858
22,100,426           T. Rowe Price International
                        Stock Fund................................         270,288
11,901,951           T. Rowe Price New Horizons
                        Fund......................................         243,990
 9,449,981           T. Rowe Price Equity Income
                        Fund......................................         189,094
 7,738,721           T. Rowe Price New Era Fund...................         175,282
 8,808,634           T. Rowe Price Growth &
                        Income Fund...............................         168,950
   131,184           T. Rowe Price Prime Reserve
                        Fund......................................             131
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2% OF
  NET ASSETS (COST $1,157,141)                                          1,360,593
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES.....................................          (2,249)
                                                                            -------
NET ASSETS CONSISTING OF:                    Value
                                             -----
Accumulated net investment
   income - net of distributions........  $      432
Accumulated realized gains/losses
   - net of distributions...............       2,141
Net unrealized gain (loss)..............     203,452
Paid-in-capital applicable to
   100,687,097 shares of $0.01 par
   value capital stock outstanding;
   1,000,000,000 shares of Spectrum
   authorized...........................   1,152,319
                                           ---------
NET ASSETS........................................................      $1,358,344
                                                                        ==========
NET ASSET VALUE PER SHARE.........................................          $13.49
                                                                            ======
----------------------------------------------------------------------------------

Income Fund Investments
-----------------------

                                                                            Value
                                                                            -----
31,622,714 shs       T. Rowe Price New Income
                        Fund......................................        $293,459
23,366,503           T. Rowe Price High.Yield
                        Fund......................................         191,372
17,711,196           T. Rowe Price GNMA Fund......................         172,507
 7,861,380           T. Rowe Price Equity Income
                        Fund......................................         157,306
 9,375,289           T. Rowe Price International
                        Bond Fund.................................          98,066
50,793,969           T. Rowe Price Prime Reserve
                        Fund......................................          50,794
 4,513,317           T. Rowe Price Short-Term Bond
                        Fund......................................          21,528
----------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8% OF
   NET ASSETS (COST $936,805)                                              985,032
----------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES.....................................           1,669
                                                                             -----
NET ASSETS CONSISTING OF:...............      Value
                                              -----
Accumulated realized gains/
   losses - net of distributions........  $    1,179
Net unrealized gain (loss)..............      48,227
Paid-in-capital applicable to
   87,760,460 shares of $0.01 par
   value capital stock outstanding;
   1,000,000,000 shares of Spectrum
   authorized...........................     937,295
                                             -------
NET ASSETS........................................................        $986,701
                                                                          ========
NET ASSET VALUE PER SHARE.........................................          $11.24
                                                                            ======
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price Spectrum Funds / Year Ended December 31, 1995
(in thousands)

                                                                             Growth        Income
                                                                              Fund          Fund
                                                                             ------        ------
INVESTMENT INCOME
Income distributions from Underlying Funds.............................     $ 20,218      $ 55,762
                                                                            --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Sale of Underlying Funds............................................        9,010          (309)
   Capital gain distributions from Underlying Funds....................       60,651         5,107
                                                                            --------      --------
   Net realized gain...................................................       69,661         4,798
                                                                            --------      --------
Change in net unrealized gain or loss..................................      201,914        86,560
                                                                            --------      --------
Net realized and unrealized gain (loss)................................      271,575        91,358
                                                                            --------      --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......................     $291,793      $147,120
                                                                            ========      ========
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price Spectrum Funds
(in thousands)

                                                                           Growth Fund                    Income Fund
                                                                     -----------------------        -----------------------
                                                                     Year Ended December 31,        Year Ended December 31,
                                                                       1995           1994            1995           1994
                                                                     ----------   ----------        ----------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Income distributions.......................................    $   20,218      $  12,230       $ 55,762       $ 39,951
   Net realized gain (loss)...................................        69,661         57,788          4,798          7,288
   Change in net unrealized gain or loss......................       201,914        (59,702)        86,560        (59,602)
                                                                  ----------      ---------       --------       --------
   Increase (decrease) in net assets from operations..........       291,793         10,316        147,120        (12,363)
                                                                  ----------      ---------       --------       --------
Distributions to shareholders
   Net investment income......................................       (19,785)       (12,230)       (56,016)       (39,951)
   Net realized gain..........................................       (71,595)       (53,228)        (4,681)        (6,247)
                                                                  ----------      ---------       --------       --------
   Decrease in net assets from distributions..................       (91,380)       (65,458)       (60,697)       (46,198)
                                                                  ----------      ---------       --------       --------
Capital share transactions*
   Shares sold................................................       361,400        412,180        396,188        268,102
   Distributions reinvested...................................        88,268         62,074         54,428         40,313
   Shares redeemed............................................      (171,103)      (124,622)      (175,278)      (212,845)
                                                                  ----------      ---------       --------       --------
   Increase (decrease) in net assets from capital
      share transactions......................................       278,565        349,632        275,338         95,570
                                                                  ----------      ---------       --------       --------
Increase (decrease) in net assets.............................       478,978        294,490        361,761         37,009

NET ASSETS
Beginning of period...........................................       879,366        584,876        624,940        587,931
                                                                  ----------      ---------       --------       --------
End of period.................................................    $1,358,344      $ 879,366       $986,701       $624,940
                                                                  ==========      =========       ========       ========
-------------------------------------------------------------------------------------------------------------------------
 *Share information
   Shares sold................................................        28,680         34,623         37,162         25,117
   Distributions reinvested...................................         6,614          5,613          5,021          3,858
   Shares redeemed............................................       (13,597)       (10,518)       (16,229)       (20,072)
                                                                  ----------      ---------       --------       --------
   Increase (decrease) in shares outstanding..................        21,697         29,718         25,954          8,903
                                                                  ==========      =========       ========       ========
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Spectrum Funds / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price Spectrum Fund, Inc. (Spectrum) is registered under the Investment Company Act of 1940. Spectrum Growth Fund (the Growth Fund) and Spectrum Income Fund (the Income Fund), non-diversified, open-end management investment companies, are the two portfolios established by Spectrum.

     The Growth Fund and Income Fund invest in other mutual funds (the Underlying Funds) sponsored and managed by T. Rowe Price Associates, Inc.

A) Security valuation - Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

B) Other - Income is recorded on the accrual basis. Distributions from the Underlying Funds and distributions to Spectrum's shareholders are recorded on the ex-dividend date. Purchases and sales of the Underlying Funds are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

NOTE 2 - UNDERLYING FUND TRANSACTIONS

Purchases and sales of the Underlying Funds for the year ended December 31, 1995, were as follows:

                            Growth        Income
                             Fund          Fund
                            ------        ------
                           (Amounts in thousands)
Purchases                  $356,638      $447,105
Sales                        82,301       169,279

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the Income Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $254,000 of undistributed net investment income was reclassified as a decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of the Underlying Funds held by the Growth Fund and Income Fund for federal income tax and financial reporting purposes was $1,157,141,000 and $936,805,000, respectively. Net unrealized gain or loss of the Underlying Funds was as follows:

                                      Growth        Income
                                       Fund          Fund
                                      ------        ------
                                     (Amounts in thousands)
Appreciated Funds                    $203,452       $52,151
Depreciated Funds                          --        (3,924)
                                     --------       -------
Net Unrealized Gain or Loss          $203,452       $48,227
                                     ========       =======

NOTE 4 - INVESTMENT MANAGER

The Growth Fund and Income Fund are managed by T. Rowe Price Associates, Inc. (the Manager). Each Fund operates at a zero expense ratio by virtue of a Special Servicing Agreement (the Agreement) between and among Spectrum, the Underlying Funds, the Manager and T. Rowe Price Services, Inc. The Agreement provides that each Underlying Fund will bear expenses associated with the operation of Spectrum in proportion to the average daily value of its shares owned by Spectrum.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price Spectrum Funds

                                                                     For a share outstanding throughout each period
                                                              -------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                              -------------------------------------------------------------
                                                              1995          1994          1993          1992          1991
                                                              -------------------------------------------------------------
SPECTRUM GROWTH FUND
NET ASSET VALUE,
   BEGINNING OF PERIOD.............................         $11.13        $11.87        $10.54        $10.53        $ 8.52
                                                            ------        ------        ------        ------        ------
Investment Activities
   Income distributions received...................           0.21          0.17          0.16          0.20          0.21
   Net realized and unrealized
      gain (loss)..................................           3.12         (0.01)         2.05          0.56          2.33
                                                            ------        ------        ------        ------        ------
   Total from Investment Activities................           3.33          0.16          2.21          0.76          2.54
                                                            ------        ------        ------        ------        ------
Distributions
   Income..........................................          (0.21)        (0.17)        (0.16)        (0.20)        (0.21)
   Net realized gain...............................          (0.76)        (0.73)        (0.72)        (0.55)        (0.32)
                                                            ------        ------        ------        ------        ------
   Total Distributions.............................          (0.97)        (0.90)        (0.88)        (0.75)        (0.53)
                                                            ------        ------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD.....................         $13.49        $11.13        $11.87        $10.54        $10.53
                                                            ======        ======        ======        ======        ======
---------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA
Total Return.......................................           30.0%         1.40%         21.0%          7.2%         29.9%
Ratio of Expenses to Average Net Assets............           0.00%         0.00%         0.00%         0.00%         0.00%
Ratio of Net Investment Income to
   Average Net Assets..............................           1.81%         1.60%         1.57%         2.15%         2.77%
Portfolio Turnover Rate............................            7.4%         20.7%          7.0%          7.9%         14.6%
Net Assets, End of Period
   (in thousands)..................................     $1,358,344      $879,366      $584,876      $355,134      $148,661
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price Spectrum Funds

                                                                     For a share outstanding throughout each period
                                                              -------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                              -------------------------------------------------------------
                                                              1995          1994          1993          1992          1991
                                                              -------------------------------------------------------------
SPECTRUM INCOME FUND
NET ASSET VALUE,
   BEGINNING OF PERIOD.............................         $10.11        $11.11        $10.70        $10.73        $ 9.77
                                                            ------        ------        ------        ------        ------

Investment Activities
   Income distributions received...................           0.72          0.69          0.69          0.76          0.82
   Net realized and unrealized
      gain (loss)..................................           1.16         (0.90)         0.60          0.05          1.03
                                                            ------        ------        ------        ------        ------
   Total from Investment Activities................           1.88         (0.21)         1.29          0.81          1.85
                                                            ------        ------        ------        ------        ------
Distributions
   Income..........................................          (0.72)        (0.69)        (0.69)        (0.76)        (0.83)
   Net realized gain...............................          (0.03)        (0.10)        (0.19)        (0.08)        (0.06)
                                                            ------        ------        ------        ------        ------
   Total Distributions.............................          (0.75)        (0.79)        (0.88)        (0.84)        (0.89)
                                                            ------        ------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD.....................         $11.24        $10.11        $11.11        $10.70        $10.73
                                                            ======        ======        ======        ======        ======
---------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA
Total Return.......................................           19.4%        (1.9)%         12.4%          7.8%         19.6%
Ratio of Expenses to Average Net Assets............           0.00%         0.00%         0.00%         0.00%         0.00%
Ratio of Net Investment Income to
   Average Net Assets..............................           6.43%         6.48%         6.19%         7.10%         8.03%
Portfolio Turnover Rate............................           20.2%         23.1%         14.4%         14.2%         18.8%
Net Assets, End of Period
   (in thousands)..................................       $986,701      $624,940      $587,931      $376,435      $147,859
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Spectrum Fund, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spectrum Growth Fund and Spectrum Income Fund (the two portfolios constituting
T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the "Funds") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

KNOWLEDGEABLE SERVICE REPRESENTATIVES

BY PHONE--Shareholder service representatives are available from 8 a.m. to 10 p.m. Monday - Friday, and weekends from 8:30 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

     Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

DISCOUNT BROKERAGE

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

T. Rowe Price
-------------
SPECTRUM FUNDS

DECEMBER 31, 1995


                              [LOGO APPEARS HERE]


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Spectrum Funds.

Invest With Confidence/(R)/      [LOGO APPEARS HERE]
T. Rowe Price

SPC